UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

DDi Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On January 21, 2004, DDi Corp. issued a press release, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report.

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of January 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: January 21, 2004	By: /S/ JOSEPH GISCH
Joseph Gisch
Chief Financial Officer